Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:                         9/25/97
Reporting Period:                              8/1/97-8/31/97

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I.          Deal Parameters

            ---------------------------------------------------------------------------------------------------------------
       A    Student Loan Portfolio Characteristics                                      11/1/96                 8/31/97
            ---------------------------------------------------------------------------------------------------------------
            I     Principal Balance                                                  399,468,977.20          361,843,413.64
            ii    Interest to be Capitalized                                           5,121,821.58            3,303,816.04
                                                                              ---------------------------------------------
            iii   Pool Balance                                                       404,590,798.78          365,147,229.68

       B    I     Weighted Average Coupon (WAC)                                              8.3280%                 8.3948%
            ii    Weighted Average Remaining Term                                            130.43                  128.47
            iii   Number of Loans                                                           103,208                  96,704
            iv    Number of Borrowers                                                        50,613                  47,699
            ---------------------------------------------------------------------------------------------------------------



            ------------------------------------------------------------------------------------------------------------------------
       C    Notes and Certificates                      Spread          Balance         % of Pool         Balance        % of Pool
                                                                       12/27/96                           9/25/97
            ------------------------------------------------------------------------------------------------------------------------
            I     Class A-1 Notes       82668P AA3       0.09%     $252,000,000.00        58.819%    $ 209,437,307.37     54.276%
            ii    Class A-2 Notes       82668P AB1       0.15%     $161,439,000.00        37.681%    $ 161,439,000.00     41.837%
            iii   Certificates          82668P AC9       0.45%     $ 14,996,000.00         3.500%     $ 14,996,000.00      3.886%
            ========================================================================================================================
            iv    Total Notes and Certificates                     $428,435,000.00       100.000%    $ 385,872,307.37    100.000%
            ========================================================================================================================

       D    Reserve Account                                                                   12/27/96                       9/25/97
            I     Reserve Account Initial Deposit ($)                                  $ 6,317,145.00
            ii    Specified Reserve Account Balance ($)                                $ 6,317,145.00                 $ 5,592,862.48
            iii   Current Reserve Account Balance($)                                   $ 6,317,145.00                 $ 5,751,733.01

       E    Pre-Funding Account                                                               12/27/96                       9/25/97
            I     Pre-Funding Account Initial Deposit ($)                             $ 16,552,201.22
            ii    Current Pre-Funding Account Balance ($)                             $ 16,552,201.22                 $ 7,215,263.74

            ------------------------------------------------------------------------------------------------------------------------


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II.               Transactions from:                 8/1/97   through         8/31/97

       A    Student Loan Principal Activity
            I     Regular Principal Collections                                         $3,673,672.48
            ii    Principal Collections from Guarantor                                  $1,256,979.35
            iii   Principal Reimbursements from Seller and/or Servicer                          $0.00
            iv    New Serial Loan Purchases (1)                                                 $0.00
            v     Liquidation Proceeds (principal)                                              $0.00
            vi    Recoveries                                                                    $0.00
            vii   Other System Adjustments                                                      $0.00
                                                                              -----------------------
            viii  Total Principal Collections                                           $4,930,651.83


       B    Student Loan Non-Cash Principal Activity
            I     Capitalized Interest                                                   ($458,953.38)
            ii    Realized Losses                                                               $0.00
            iii   Other Adjustments                                                        ($1,306.04)
                                                                              -----------------------
            iv    Total Non-Cash Principal Activity                                      ($460,259.42)


            -----------------------------------------------------------------------------------------
       C    Total Student Loan Principal Activity                                       $4,470,392.41
            -----------------------------------------------------------------------------------------


       D    Student Loan Interest Activity
            I     Regular Interest Collections                                          $1,633,621.87
            ii    Interest Claims Received from Guarantors                                 $82,325.09
            iii   Interest Reimbursements from Seller and/or Servicer                           $0.00
            iv    Liquidation Proceeds (interest)                                               $0.00
            v     Other Systems Adjustments                                                     $0.00
            vi    Special Allowance Payments                                                    $0.00
            vii   Subsidy Payments                                                              $0.00
                                                                              -----------------------
            viii  Total Interest Collections                                            $1,715,946.96


       E    Student Loan Non-Cash Interest Activity
            I     Interest Accrual Adjustment                                               $2,063.19
            ii    Capitalized Interest                                                    $458,953.38
                                                                              -----------------------
            iii   Total Non-Cash Interest Adjustments                                     $461,016.57


            -----------------------------------------------------------------------------------------
       F    Total Student Loan Interest Activity                                        $2,176,963.53
            -----------------------------------------------------------------------------------------

       (1) No new Serial Loans were purchased during the current Monthly Collection Period.


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III.        Collection Account Activity

       A    Principal Collections
            I     Principal Payments Received--Cash                                                             $4,930,651.83
            ii    Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                   $0.00
                                                                                                   --------------------------
            iii   Total Principal Collections                                                                   $4,930,651.83

       B    Interest Collections
            I     Interest Payments Received--Cash                                                              $1,715,946.96
            ii    Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                   $0.00
            iv    Cash Forwarded by Eligible Lender for Special Allowance and
                     Subsidy Payments                                                                                   $0.00
                                                                                                   --------------------------
            v     Total Interest Collections                                                                    $1,715,946.96

       C    Capitalized Interest Amount                                                                           $458,953.38

       D    Investment Earnings                                                                                   $104,606.73

       E    TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                                       $7,210,158.90

       F    Servicing Fees Due for Current Monthly Collection Period                                              $384,942.75

       G    Unpaid Servicing Fees due from Prior Monthly Collection Periods                                             $0.00

       H    Administration Fees Due for Current Monthly Collection Period                                          $12,318.17

       I    Unpaid Administration Fees Due from Prior Monthly Collection Periods                                        $0.00

            -----------------------------------------------------------------------------------------------------------------
       J    Total Fees Due for Period                                                                             $397,260.92
            -----------------------------------------------------------------------------------------------------------------


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IV.        Portfolio Characteristics

                           ---------------------------------------------------------------------------------
                              Weighted Average Coupon          # of Loans                      %
------------------------------------------------------------------------------------------------------------
                             8/31/97           7/31/97    8/31/97      7/31/97        8/31/97      7/31/97
------------------------------------------------------------------------------------------------------------
STATUS:
In School                    8.0282%           8.0298%      3,004        3,039        3.1064%      3.1115%
Grace                        8.0317%           8.0267%      1,460        1,412        1.5098%      1.4457%
Repayment
   Current                   8.4194%           8.4168%     60,444       62,227       62.5041%     63.7108%
   31-60 Days                8.4151%           8.4207%      4,987        5,359        5.1570%      5.4868%
   61-90 Days                8.4159%           8.4623%      2,926        1,763        3.0257%      1.8050%
   91-120 Days               8.4595%           8.4498%      1,320        1,329        1.3650%      1.3607%
   > 120 Days                8.4536%           8.4461%      1,739        1,948        1.7983%      1.9945%
                           ---------------------------------------------------------------------------------
   Total Repayment           8.4187%           8.3919%     73,365       74,355       75.8655%     76.1280%

Deferment                    8.3668%           8.3698%     11,112       10,963       11.4907%     11.2244%
Forbearance                  8.3987%           8.3949%      7,763        7,902        8.0276%      8.0904%
Claims (1)                   8.3434%           8.3363%      1,949        1,729        2.0154%      1.7702%
------------------------------------------------------------------------------------------------------------
                   Totals    8.3948%           8.3945%     96,704       97,671      100.0000%    100.0000%
------------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                8.6749%           8.6754%      5,607        5,631        5.7981%      5.7653%
Subsidized Stafford          8.1462%           8.1460%     66,263       66,955       68.5215%     68.5516%
Unsub Stafford               8.2053%           8.2050%     13,015       13,133       13.4586%     13.4462%
SLS                          9.0060%           9.0061%      5,555        5,631        5.7443%      5.7653%
PLS                          9.0079%           9.0079%      6,264        6,321        6.4775%      6.4717%

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                   Totals    8.3948%           8.3945%     96,704       97,671      100.0000%    100.0000%
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SCHOOL TYPE:
2-year                       8.3259%           8.3238%      6,679        6,743        6.9066%      6.9038%
4-year                       8.2833%           8.2834%     72,243       72,973       74.7053%     74.7131%
Consolidation                8.6749%           8.6754%      5,607        5,631        5.7981%      5.7653%
Graduate                     8.2728%           8.2755%      1,351        1,358        1.3970%      1.3904%
Proprietary/Vocational       8.4039%           8.4004%      9,561        9,698        9.8869%      9.9293%
Not Identified               8.3345%           8.3348%      1,263        1,268        1.3060%      1.2982%

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                   Totals    8.3948%           8.3945%     96,704       97,671      100.0000%    100.0000%
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                           -----------------------------------------------------------
                                     Principal Amount                     %
--------------------------------------------------------------------------------------
                                 8/31/97          7/31/97        8/31/97       7/31/97
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STATUS:
In School                     10,016,605.64    10,168,624.69     2.7682%       2.7759%
Grace                          4,964,305.49     4,796,282.28     1.3719%       1.3093%
Repayment
   Current                   224,599,791.37   232,695,706.98    62.0710%      63.5236%
   31-60 Days                 19,263,938.71    19,500,267.96     5.3238%       5.3234%
   61-90 Days                 10,774,506.87     6,674,029.67     2.9777%       1.8219%
   91-120 Days                 4,986,267.10     5,070,946.72     1.3780%       1.3843%
   > 120 Days                  6,454,658.50     7,340,359.69     1.7838%       2.0038%
                           -----------------------------------------------------------
   Total Repayment           272,814,383.46   277,271,989.68    75.3957%      75.6925%

Deferment                     41,070,464.43    40,695,991.58    11.3503%      11.1096%
Forbearance                   32,977,654.62    33,380,917.82     9.1138%       9.1127%
Claims (1)                     6,735,220.91     5,990,678.76     1.8614%       1.6354%
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                   Totals    361,843,413.64   366,313,806.15   100.0000%     100.0000%
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LOAN TYPE:
Consolidation                 95,810,179.28    96,552,461.05    26.4784%      26.3579%
Subsidized Stafford          179,957,738.20   182,566,338.13    49.7336%      49.8388%
Unsub Stafford                43,375,220.08    43,853,845.99    11.9873%      11.9717%
SLS                           20,057,328.53    20,353,620.10     5.5431%       5.5563%
PLS                           22,642,947.55    22,987,540.78     6.2577%       6.2754%

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                   Totals    361,843,413.64   366,313,806.05   100.0000%     100.0000%
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SCHOOL TYPE:
2-year                        16,394,778.47    16,573,877.63     4.5309%       4.5245%
4-year                       222,706,446.91   225,703,690.41    61.5477%      61.6148%
Consolidation                 95,810,179.28    96,552,461.05    26.4784%      26.3579%
Graduate                       6,341,044.34     6,441,004.10     1.7524%       1.7583%
Proprietary/Vocational        16,838,808.39    17,273,287.20     4.6536%       4.7154%
Not Identified                 3,752,156.25     3,769,485.66     1.0370%       1.0290%

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                   Totals    361,843,413.64   366,313,806.05   100.0000%     100.0000%
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(1) Claims Information

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Claim Status               8/31/97    WAC            # of Loans     % of Loans     Principal Amount    % of Principal
---------------------------------------------------------------------------------------------------------------------
Claims Pending (2)                  8.3434%             1949          2.0154%        6,735,220.91             1.8614%
Aged Claims Rejected (3)            0.0000%                0          0.0000%                0.00             0.0000%
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                           Totals   8.3434%             1949          2.0154%        6,735,220.91             1.8614%
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(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims  rejected  (subject  to cure) aged 6 months or more;  also  includes claims deemed incurable pending repurchase.

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V.          Interest Calculation

       A    Borrower Interest Accrued During Collection Period                                                   2,330,553.16
       B    Interest Subsidy Payments Accrued During Collection Period                                            $261,985.16
       C    SAP Payments Accrued During Collection Period                                                          $69,611.39
       D    Monthly Rebate Fees Accrued During Collection Period                                                  ($77,808.07)
       E    Investment Earnings                                                                                   $104,606.73
                                                                                                   --------------------------
       F    Net Expected Interest Collections                                                                   $2,688,948.37


       G    Student Loan Rate
            I     Days in Collection Period            8/1/97-8/31/97                                                      31
            ii    Net Expected Interest Collections                                                             $2,688,948.37
            iii   Servicing Fee                                                                                   $384,942.75
            iv    Administration Fee                                                                               $12,318.17
            v     Total Pool Balance at Beginning of the Collection Period                                     369,545,043.05
            vi    Student Loan Rate                                                                                   7.20160%
                                                       Interest Dist.
                                                       --------------
                                                       Factor (per $1,000)    Accrual Period ***
                                                       -------------------    ------------------
       H    Class A-1 LIBOR Based Interest Rate                                                                       5.71500%
       I    Class A-1 Rate                                  3.958115794       8/26/97-9/24/97                         5.71500%
       J    Class A-2 LIBOR Based Interest Rate                                                                       5.77500%
       K    Class A-2 Rate                                  4.812500015       8/26/97-9/24/97                         5.77500%
       L    Certificate LIBOR Based Interest Rate                                                                     6.07500%
       M    Certificate Rate                                5.062500000       8/26/97-9/24/97                         6.07500%


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***Reflects an adjustment to the Accrual  Period.  The Interest  Distribution on
   8/25/97 incorrectly included the interest accrual for 8/25/97 (based on the Class A-1, Class A-2 and Certificate Rates in effect for the Accrual Period
   7/25/97-8/24/97). Therefore, the 9/25/97 Interest Distribution does not include the interest accrual for 8/25/97 in order to correct for last month's over-accrual.

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VI.         Inputs From Previous Servicing Reports                                  8/26/97


       A    Total Student Loan Pool Outstanding
            I     Current Principal Balance                                            366,313,806.05
            ii    Interest to be Capitalized                                             3,231,237.00
                                                                              -----------------------
            iii   Total Student Loan Pool Outstanding                                  369,545,043.05

       B    Total Note and Certificate Factor                                               0.9006554

       C    Total Note and Certificate Balance                                        $385,872,307.37



            --------------------------------------------------------------------------------------------------------------
       D    Balance                         8/26/97               Class A-1               Class A-2           Certificates
            --------------------------------------------------------------------------------------------------------------
            I     Current Factor --- 8/26/97                    0.8311004261            1.0000000000          1.0000000000
            ii    Principal Shortfall                                   0.00                    0.00                  0.00
            iii   Expected Balance                            209,437,307.37          161,439,000.00         14,996,000.00
                                                        ------------------------------------------------------------------
            iv    Balance                                     209,437,307.37          161,439,000.00         14,996,000.00
       E    Interest Shortfall                                          0.00                    0.00                  0.00
       F    Interest Carryover                                          0.00                    0.00                  0.00
            --------------------------------------------------------------------------------------------------------------


       G    Reserve Account Balance                                                    $ 5,751,733.01
       H    Pre-Funding Account Balance                                                $ 7,674,217.12
       I    Unpaid Servicing Fees from Prior Month(s)                                            0.00
       J    Unpaid Administration fees from Prior Month(s)                                       0.00


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VII.   Waterfall for Distributions
                                                                                                                 Remaining
                                                                                                               Funds Balance
                                                                                                               --------------
       A    Monthly Available Funds remaining from Prior Monthly Collection Periods       $5,568,793.41         $5,568,793.41

       B    Monthly Available Funds for Current Monthly Period                            $7,210,158.90        $12,778,952.31

       C    Draws from Reserve Fund                                                               $0.00        $12,778,952.31

       D    Servicing Fees due for Current Monthly Period and unpaid from Prior Months      $384,942.75        $12,394,009.56

       E    Administration Fees due for Current Monthly Period and unpaid from
            Prior Months                                                                     $12,318.17        $12,381,691.39

       F    Noteholders' Interest Distribution Amount
            I                        Class A-1                                              $997,445.18        $11,384,246.21
            ii                       Class A-2                                              $776,925.19        $10,607,321.02
                                                                                         ---------------
            iii                      Total Noteholders' Interest Distribution             $1,774,370.37

       G    Certificateholders' Interest Distribution Amount                                 $75,917.25        $10,531,403.77

       H    Monthly Available Funds Remaining                                            $10,531,403.77


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VIII.  Distributions

       -------------------------------------------------------------------------------------------------------------------
  A    Distribution Amounts                                       Class A-1              Class A-2            Certificates
       I          Monthly Interest Due                           $997,445.18             $776,925.19            $75,917.25
       ii         Monthly Interest Paid                          $997,445.18             $776,925.19            $75,917.25
                                                         -----------------------------------------------------------------
                  Interest Shortfall                                   $0.00                   $0.00                 $0.00

       iii        Interest LIBOR Carryover Due                         $0.00                   $0.00                 $0.00
       iv         Interest LIBOR Carryover Paid                        $0.00                   $0.00                 $0.00
                                                         -----------------------------------------------------------------
                  Interest LIBOR Carryover                             $0.00                   $0.00                 $0.00

       v          Interest Carryover Shortfall Due                     $0.00                   $0.00                 $0.00
       vi         Interest Carryover Shortfall Paid                    $0.00                   $0.00                 $0.00
                                                         -----------------------------------------------------------------
                  Carryover Shortfall                                  $0.00                   $0.00                 $0.00
       -------------------------------------------------------------------------------------------------------------------
       vii        Total Distribution Amount                      $997,445.18             $776,925.19            $75,917.25
       -------------------------------------------------------------------------------------------------------------------

  B    Total Interest Distribution                                                      $1,850,287.61
                                                                              -----------------------
  C    Total Cash Distributions-Notes and Certificates                                  $1,850,287.61

       ----------------------------------------------------------------------------------------------
  D    Note & Certificate Balances                                  9/25/97               8/26/97
       I          A-1 Note Balance                              $ 209,437,307.37      $209,437,307.37
                  A-1 Note Pool Factor                              0.8311004261         0.8311004261

       ii         A-2 Note Balance                                161,439,000.00       161,439,000.00
                  A-2 Note Pool Factor                              1.0000000000         1.0000000000

       iii        Certificate Balance                              14,996,000.00        14,996,000.00
                  Certificate Pool Factor                           1.0000000000         1.0000000000

       ----------------------------------------------------------------------------------------------

  G    Reserve Account Reconciliation
       I          Beginning of Period Balance                                                                   $5,751,733.01
       ii         Draws for payment of:
                     Servicing Fees                                                                                     $0.00
                     Administration Fees                                                                                $0.00
                     Noteholders' Interest Distribution Amount                                                          $0.00
                     Certificateholders' Interest Distribution Amount                                                   $0.00
                     Noteholders' Principal Distribution Amount                                                         $0.00
                     Certificateholders' Principal Distribution Amount                                                  $0.00
                                                                                                   --------------------------
       iii        Total Reserve Account Balance Available                                                       $5,751,733.01
       iv         Specified Reserve Account Balance                                                             $5,592,862.48
       v          Ending Reserve Account Balance                                                                $5,751,733.01

  H    Pre-Funding Account Reconciliation
       I          Balance as of prior Payment Date                                                             $ 7,674,217.12
       ii         Draw for Accrued Interest                                                                       $458,953.38
       iii        Draw for Serial Loan Purchases prior to previous Payment Date                                         $0.00
       iv         Draw for Serial Loan Purchases after previous Payment Date                                            $0.00
                                                                                                   --------------------------
       v          Current Pre-Funding Account Balance                                                          $ 7,215,263.74

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